Pacer Swan SOS Laddered Moderate ETF Trading Symbol: LADM Listed on Cboe BZX Exchange, Inc. Summary Prospectus June 12, 2026 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Swan SOS Laddered Moderate ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1,2]	0.49%
Total Annual Fund Operating Expenses	0.59%
1 Estimated for the current fiscal year.
2 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$60	$189
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by providing investors with U.S. equity market exposure while attempting to limit downside risk through a laddered portfolio of up to 12 Pacer Swan SOS Moderate ETFs (the “Underlying Swan Moderate ETFs”). The term “laddered portfolio” refers to the Fund’s investment in multiple Underlying Swan Moderate ETFs that have investment period expiration dates which occur on a rolling, or periodic, basis.
See below for a discussion of “structured outcome strategies” and their meaning within the strategies of the Underlying Swan Moderate ETFs. The rolling or “laddered” nature of the investments in the Underlying Swan Moderate ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying Swan Moderate ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single Underlying Swan Moderate ETF due to the timing of investment in such Underlying Swan Moderate ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying Swan Moderate ETF.
The Fund’s laddered approach is intended to allow the Fund to continue to benefit from increases in the value of SPDR® S&P 500® ETF Trust and to provide a level of downside protection for at least a portion of the Fund’s portfolio at any given time. The Fund invests in the Underlying Swan Moderate ETFs in a laddered manner.
Unlike the Underlying Swan Moderate ETFs, the Fund itself does not pursue a structured outcome strategy. The buffer is only provided by the Underlying Swan Moderate ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying Swan Moderate ETF buffers and could have limited upside potential. The Fund’s returns may be limited by the caps of the Underlying Swan Moderate ETFs.
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying Swan Moderate ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of SPDR® S&P 500® ETF TRUST, up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 15% of SPDR® S&P 500® ETF TRUST losses, over a defined one-year period. The Fund intends only to acquire shares of Underlying Swan Moderate ETFs in the secondary market and will not engage in any principal transactions with the Underlying Swan Moderate ETFs. The Fund and each Underlying Swan Moderate ETF are advised by Pacer Advisors, Inc. (the “Adviser”) and sub-advised by Swan Global Management, LLC (“Swan” or the “Sub-Adviser”).
The investment objective of SPDR® S&P 500® ETF TRUST is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
Structured Outcome Strategies
The Underlying Swan Moderate ETFs use a structured outcome strategy generally seek to produce pre-determined target investment outcomes for a specific period of time based upon the performance of an underlying security (such as an ETF) or index (a “reference asset”) through the use of a combination of call and put options on such reference asset. The pre-determined outcomes sought by such Underlying Swan Moderate ETFs may include a buffer against certain reference asset losses and a cap based on the performance of the reference asset over a fixed period of time (e.g., one year). Investments in such strategies reflect an investment in a portfolio of options linked to a reference asset that, when bought at inception of the strategy and held to the expiration of the options (an “Investment Period”), seeks to target returns that buffer against downside losses due to a decline in the reference asset, while providing participation up to a maximum capped gain in the reference asset.
The structure of the structured outcomes that such Underlying Swan Moderate ETFs seek for investors (such as the Fund) that hold Underlying Swan Moderate ETF shares for an entire Investment Period may vary significantly based on the amount, structure, and timing of their buffer and cap, though there can be no guarantee these results will be achieved. For example, such outcomes may be structured as follows:
•If the reference asset appreciates over the Investment Period, the combination of options held by the Underlying Swan Moderate ETF provides upside participation that is intended to match that of the reference asset, up to the cap that is determined at the start of the Investment Period.

•If the reference asset decreases over the Investment Period, the combination of options held by the Underlying Swan Moderate ETF provides a payoff at expiration that is intended to compensate for losses experienced by the reference asset (if any), in an amount not to exceed the Underlying Swan Moderate ETF’s buffer (e.g., 15%) before fees and expenses.
•If the reference asset has decreased in value by more than the buffer amount over the Investment Period, the Underlying Swan Moderate ETF will experience all subsequent losses greater than the buffer amount on a one-to-one basis with the reference asset.
Importantly, if the Fund purchases shares of an Underlying Swan Moderate ETF other than on the first day of an Investment Period and/or sells such shares prior to the end of an Investment Period, the Fund may experience results that are very different from the outcomes sought by the Underlying Swan Moderate ETF for that Investment Period. This is because, while the cap and buffer for the Investment Period are fixed levels that remain constant throughout the Investment Period, an investor purchasing Underlying Swan Moderate ETF shares at market value during the Investment Period likely purchased such shares at a price that is different from the Underlying Swan Moderate ETF’s net asset value at the start of the Investment Period (i.e., the net asset value that the cap and buffer reference).
Structured outcome strategy Underlying Swan Moderate ETFs generally invest substantially all of their assets in FLexible EXchange® Options (“FLEX Options”). FLEX Options are exchange-traded options contracts with uniquely customizable terms like reference asset, exercise price, style, and expiration date. FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that an Underlying Swan Moderate ETF will hold will give the Underlying Swan Moderate ETF the right to receive or deliver shares of the reference asset on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Underlying Swan Moderate ETF purchases or sells the option. The FLEX Options held by the Underlying Swan Moderate ETFs are European-style options, which are exercisable at the strike price only on the FLEX Option expiration date.
Each Underlying Swan Moderate ETF establishes a new cap annually at the beginning of each Investment Period. The buffer level for each Underlying Swan Moderate ETF will remain the same at the beginning of each Investment Period.
At the end of each Investment Period, an Underlying Swan Moderate ETF’s FLEX Options are generally allowed to expire or sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. On the first day of each new Investment Period, the Underlying Swan Moderate ETF resets by investing in a new set of FLEX Options that will provide a new Cap for the new Investment Period. Each Underlying Swan Moderate ETF will undergo such reset in a different month of the calendar year.
The rolling or “laddered” nature of the investments in the Underlying Swan Moderate ETFs creates diversification of investment time period and market level (meaning the price of SPDR® S&P 500® ETF TRUST at any given time) compared to the risk of acquiring or disposing of any one Underlying Swan Moderate ETF at any one time. Because the Fund typically will not acquire shares of the Underlying Swan Moderate ETFs on the first day of an Investment Period and may dispose of shares of the Underlying Swan Moderate ETFs before the end of the Investment Period the Fund may experience investment returns that are very different from those that the Underlying Swan Moderate ETFs seek to provide. If an Underlying Swan Moderate ETF has experienced certain levels of either gains or losses since the beginning of its current Investment Period, there may be little to no ability for the Fund to achieve gains or benefit from the buffer for the remainder of the Investment Period. Further, an investor like the Fund that holds Underlying Swan Moderate ETF shares through multiple Investment Periods may fail to experience gains comparable to those of SPDR® S&P 500® ETF TRUST over time because at the end of each Investment Period, a new cap will be established based on the then current price of SPDR® S&P 500® ETF TRUST and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Investment Periods such that, over multiple Investment Periods, the Underlying Swan Moderate ETFs may have losses that exceed those of SPDR® S&P 500® ETF TRUST.

When an investor purchases shares of a single Underlying Swan Moderate ETF, the potential outcomes are limited by the Underlying Swan Moderate ETF's stated cap and buffer over a defined time period (depending on when the shares were purchased). Alternatively, the Fund’s laddered approach provides a diversified exposure to all of the Underlying Swan Moderate ETFs in a single investment. By owning a laddered portfolio of Underlying Swan Moderate ETFs, the Fund has the ability to continue to benefit from increases in the value of SPDR® S&P 500® ETF TRUST and to provide a level of downside protection as each of the Underlying Swan Moderate ETFs will reset its cap annually based on the price of SPDR® S&P 500® ETF TRUST at the time of the reset. In other words, the continual and periodic refreshing of the Underlying Swan Moderate ETF caps at current SPDR® S&P 500® ETF TRUST prices is intended to allow the Fund to continue to benefit from increases in the value of SPDR® S&P 500® ETF TRUST and to provide a level of downside protection for at least a portion of the Fund's portfolio at any given time. This approach reduces the risk inherent in the Underlying Swan Moderate ETFs of having the upside potential for an entire Investment Period capped out in cases of rapid appreciation of SPDR® S&P 500® ETF TRUST. It also reduces the risk of failing to benefit from an individual Underlying Swan Moderate ETF buffer in cases where SPDR® S&P 500® ETF TRUST has depreciated below that specific buffer level. Annually, each of the Underlying Swan Moderate ETFs will undergo a reset of its cap, meaning that investors may have the ability to benefit from any appreciation in SPDR® S&P 500® ETF TRUST for future periods up to the respective caps of the Underlying Swan Moderate ETFs and may have the benefit of the buffer for future periods. A laddered buffer portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.
The Fund intends to generally rebalance its portfolio to equal weight among the Underlying Swan Moderate ETFs quarterly. The Fund also will acquire and dispose of Underlying Swan Moderate ETFs in connection with the creation and redemption of Creation Units between quarterly rebalances. In between such rebalances, market movements in the prices of the Underlying Swan Moderate ETFs may result in the Fund having temporary larger exposures to certain Underlying Swan Moderate ETFs compared to others. Under such circumstances, the Fund’s returns would be influenced to a greater degree by the returns of the Underlying Swan Moderate ETFs with the larger exposures. If an over-weighted Underlying Swan Moderate ETF underperforms the other Underlying Swan Moderate ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying Swan Moderate ETFs were equally weighted.
The Fund’s website will provide, on a daily basis, the proportion of the Fund’s assets invested in each Underlying Swan Moderate ETF at any given time. Each Underlying Swan Moderate ETF’s website provides important information (including Investment Period start and end dates and the cap (both gross and net of fees) and buffer both at the start of the Underlying Swan Moderate ETF’s Investment Period and on any particular day relative to the end of the Investment Period).
Although this website information may be useful in understanding the investment strategies of the Underlying Swan Moderate ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying Swan Moderate ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund’s laddered exposure to the Underlying Swan Moderate ETFs in which each one of the Underlying Swan Moderate ETFs will reset its cap annually based on prevailing market conditions.
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in the Underlying Swan Moderate ETFs. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund’s investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying Swan Moderate ETFs invests more than 25% of its assets in an industry or group of industries. The Fund considers the investments of the Underlying Swan Moderate ETFs when determining compliance with these limitations.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
•Fixed Income Risk. The Fund’s investments may expose the Fund to risks related to fixed income securities. Fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives may increase the risk of rising interest rates. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
•Government Obligations Risk. The Fund may invest, directly or indirectly, in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

•High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
•Large-Capitalization Investing Risk. Large-capitalization companies may underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio manager will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
•Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
•New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
•The following risks related to the Fund’s investment in structured outcome strategy Underlying Swan Moderate ETFs are also applicable to the Fund:
◦Buffered Loss Risk. There can be no guarantee that the Underlying Swan Moderate ETF will be successful in its strategy to buffer against reference asset losses. Despite the intended buffer, a shareholder (such as the Fund) could lose its entire investment. The Underlying Swan Moderate ETF’s strategy seeks to deliver returns that match the reference asset (up to the cap), while limiting downside losses, if shares are bought on the day on which the Underlying Swan Moderate ETF enters into the options and held until those options expire at the end of each Investment Period. In the event the Fund purchases Underlying Swam ETF shares after the date on which the options were entered into or sells shares prior to the expiration of the options, the buffer that the Underlying Swan Moderate ETF seeks to provide may not be available and the Fund may not get the full benefit of the buffer. The Underlying Swan Moderate ETF might not achieve its objective in certain circumstances. The Underlying Swan Moderate ETF does not provide principal protection and the Fund may experience significant losses on its investment, including loss of its entire investment.
◦Cap Change Risk. At the beginning of each Investment Period of the respective Underlying Swan Moderate ETF a new cap is established and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Investment Period to the next and is unlikely to remain the same for consecutive Investment Periods.

◦Capped Upside Risk. The Underlying Swan Moderate ETF’s strategy seeks to provide returns that match those of the reference asset for Underlying Swan Moderate ETF shares purchased on the first day of an Investment Period and held for the entire Investment Period, subject to a pre-determined upside cap. If an investor (such as the Fund) does not hold its shares for an entire Investment Period, the returns realized by that investor may not match those the Underlying Swan Moderate ETF seeks to achieve. If the Underlying Swan Moderate ETF experiences gains during an Investment Period, the Underlying Swan Moderate ETF will not participate in those gains beyond the cap. In the event the Fund purchases shares after the first day of an Investment Period and the Underlying Swan Moderate ETF has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their shares.
◦Counterparty Risk. Underlying Swan Moderate ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying Swan Moderate ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Underlying Swan Moderate ETF and, in turn, the Fund. An Underlying Swan Moderate ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying Swan Moderate ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying Swan Moderate ETF and, in turn, the Fund could suffer significant losses.
◦FLEX Options Risk. The FLEX Options held by Underlying Swan Moderate ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset.
FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease. A less liquid trading market may adversely impact the value of the FLEX Options and result in an Underlying Swan Moderate ETF being unable to achieve its investment objective.
◦Investment Period Risk. The Underlying Swan Moderate ETFs’ investment strategy is designed to deliver returns that match the reference asset if Underlying Swan Moderate ETF shares are bought on the day on which the Underlying Swan Moderate ETF enters into the FLEX Options (i.e., the first day of an Investment Period) and held until those FLEX Options expire at the end of the Investment Period. In the event an investor purchases Underlying Swan Moderate ETF shares after the first day of an Investment Period or sells shares prior to the expiration of the Investment Period, the value of that investor’s investment in Underlying Swan Moderate ETF shares may not be buffered against a decline in the value of the reference asset and may not participate in a gain in the value of the reference asset up to the cap for the investor’s investment period.
•Suitability Risk. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Investment Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Investment Sub-Adviser
Swan Global Management, LLC serves as investment sub-adviser to the Fund.
Portfolio Manager
Chris Hausman, CMT, CAIA, Senior Portfolio Manager and Managing Director-Risk of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception. Mr. Hausman is responsible for the day-to-day management of the Fund.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.